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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 19, 2000
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                Date of report (Date of earliest event reported)



                            BEVERLY HILLS LTD., INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)



               000-28523                                  87-0281305
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       (Commission File Number)                (IRS Employer Identification No.)



16 N. Ft. Harrison, Clearwater, Florida                      33755
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(Address of Principal Executive Offices)                   (Zip Code)



                                 (727) 298-8771
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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                                    FORM 8-K

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Upon the recommendation of its board of directors, on April 19, 2000, the Registrant (formerly known as Keynote Acquisition Corporation) appointed Smith & Radigan, Certified Public Accountants, LLC as Registrant's independent accountants to replace Weinberg & Company, P.A. who was dismissed. Weinberg & Company, P.A.'s report on the financial statements for the period from March 24, 1999 (inception) to October 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During Registrant's two most recent fiscal years, and any subsequent interim period preceding such dismissal, there were no disagreements with Weinberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Weinberg & Company, P.A., would have caused Weinberg & Company, P.A. to make reference to the subject matter of the disagreement(s) in connection with its report.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          16.1 Letter, dated April 19, 2000, from Weinberg & Company, P.A. to the Registrant regarding resignation of certifying accountant.

          16.2 Letter, dated April 19, 2000, from Weinberg & Company, P.A. regarding agreement with Item 4.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          BEVERLY HILLS LTD., INC.


Date: April 24, 2000                      By: /s/ MARC BARHONOVICH
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                                                  Marc Barhonovich, President


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